Exhibit 10.11

FIRST AMENDED POST-CLOSING AGREEMENT

THIS SECOND AMENDED POST-CLOSING AGREEMENT is entered into June 22, 2021 and effective 31st day of March, 2021, by and between Mid Penn Bank in its own right and as Secured Creditor on behalf of Yuengling Ice Cream Corp (the “Seller/Bank”), YIC Acquisitions Corp., a Nevada business corporation, (the “Purchaser”) and David Yuengling and Robert C. Bohorad (the “Guarantors”).

WHEREAS, the Parties entered into a Secured Creditor Asset Sale and Purchase Agreement and a PA UCC Article 9 Default, Foreclosure and Private Sale Agreement dated June 18, 2019 (collectively “Agreement of Sale”); and

WHEREAS, Purchaser was to transfer $50,000.00 to account #xxxxxxxx at Mid Penn Bank, as security pursuant to the Agreement of Sale and the Security Agreement of even date hereof; and

WHEREAS, as of closing the $50,000.00 was not available; and

WHEREAS, the Parties have agreed the $50,000.00 is not and shall not be a condition of closing and can be delivered any time up to December 31, 2020, and

WHEREAS, the parties previously entered into a First Amended Post Closing Agreement (Agreement) which extended the obligations of the Agreement to March 31, 2021, and

WHEREAS, the parties desire to extend the Agreement an additional six months.

NOW, THEREFORE, in consideration of the forgoing and of the mutual covenants, promises and agreements herein contained, and other valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.       Recitals. The above Recitals are incorporated into this Post-Closing Agreement by reference as if fully set forth.

2.       Agreement of Parties.

a.       $50,000.00. Purchaser agrees to fund the $50,000.00 to account #xxxxxxxx at Mid Penn Bank on or before September 30, 2021. Should Purchaser fail to fund said account within the time set forth, Seller shall have the option to call the Loan, as defined in the Assumption Agreement, in default and exercise its rights thereunder.

c.       On or before September 30, 2021 Purchaser shall pay to Bank all costs and attorney’s fees incurred by the Bank in this transaction. The attorney fees and costs incurred are $8,700.00.

1

3.       Entire Agreement. This Second Amended Post-Closing Agreement contains the entire agreement between the Parties related to the matters contained and the terms of this First Amended Post-Closing Agreement are contractual and not merely a recital.

4.       Pennsylvania Law. This Post-Closing Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

5.       Counterparts/Telecopier. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which will constitute one and the same instrument. The Parties may deliver executed counterpart signature pages to this Agreement by electronic mail in .pdf format, and such delivery shall have the same effect as physical delivery of the paper document bearing an original signature.

IN WITNESS WHEREOF, the parties have caused this Post-Closing Agreement to be executed and delivered as of the day and year indicated above.

SELLER/BANK:

MID PENN BANK

By: /s/ Bonnie Berkoski
Bonnie Berkoski, Assistant Vice Pres.

Title:

PURCHASER:

YIC ACQUISITIONS CORP
a Nevada corporation

By: /s/ Everett M. Dickson

GUARANTORS:

/s/ David Yuengling
David Yuengling, Guarantor/Pledgor

/s/ Robert C Bohorad
Robert C. Bohorad, Guarantor/Pledgor